                                                                    EXHIBIT 10.6


                  CLASS A COLLATERAL AGREEMENT, dated as of July 15, 2003 (this "AGREEMENT"), among JACUZZI BRANDS, INC., a Delaware corporation (the "COMPANY"), each Subsidiary of the Company listed on Schedule I hereto (each, including the Company, a "GRANTOR" and collectively the "GRANTORS"), and WILMINGTON TRUST COMPANY, not in its individual capacity but solely as collateral agent (in such capacity, the "COLLATERAL AGENT") for the Class A Secured Parties.


                              W I T N E S S E T H:

                  WHEREAS, the Grantors and Wilmington Trust Company have entered into the Indenture dated as of July 15, 2003 (as amended, restated, supplemented or otherwise modified from time to time, the "INDENTURE"), among the Company, the Subsidiary Guarantors from time to time party thereto and Wilmington Trust Company, as trustee (the "TRUSTEE");

                  WHEREAS, the Company and Wilmington Trust Company have entered into the Collateral Agency Agreement dated as of July 15, 2003 (as amended, restated, supplemented or otherwise modified from time to time, the "COLLATERAL AGENCY AGREEMENT"), among the Company, the Representatives and the Unrepresented Holders referred to therein and the Collateral Agent;

                  WHEREAS, each Grantor is executing and delivering this Agreement pursuant to the terms of the Indenture to induce potential investors to purchase the Securities; and

                  WHEREAS, each Grantor has duly authorized the execution, delivery and performance of this Agreement.

                  NOW, THEREFORE, in consideration of the premises and to induce the Trustee to enter into the Indenture and to induce potential investors to purchase the Securities, the Grantors hereby agree with the Collateral Agent as follows:

         1. DEFINED TERMS.

         1.1 DEFINITIONS. Unless otherwise defined herein, terms defined in (i) the Collateral Agency Agreement and used herein shall have the meanings given to them in the Collateral Agency Agreement (whether or not the Collateral Agency Agreement remains in effect), (ii) the Indenture and used herein, and not otherwise defined in the Collateral Agency Agreement, shall have the meanings given to them in the Indenture (whether or not the Indenture remains in effect) and (iii) the Uniform Commercial Code as from time to time in effect in the State of New York (the "UCC"), and not otherwise defined in the Indenture or the Collateral Agency Agreement, and used herein shall have the meanings given to them in the UCC.

         1.2 OTHER DEFINITIONAL PROVISIONS. The words "hereof," "herein," "hereto" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, subsection and Schedule references are to this Agreement unless otherwise specified. The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

         2. SECURITY INTERESTS.

         2.1 GRANT OF SECURITY INTEREST. To secure the prompt payment and performance to the Collateral Agent and each Class A Secured Party of the Class A Obligations, each Grantor hereby grants to the Collateral Agent for the benefit of itself and each Class A Secured Party a continuing Lien upon, and only upon, the following assets, Property and interests in Property of each Grantor, whether now owned or existing or hereafter created, acquired or arising (collectively, the "COLLATERAL"):

         (a) Equipment located on a Specified Property and on any Material After-Acquired Property; and

         (b) Fixtures on a Specified Property and on any Material After-Acquired Property;

together with all books, records, writings, data bases and information relating to, evidencing or embodying any of the foregoing, and all Proceeds, profits and returns of and from any of the foregoing.

         2.2 [INTENTIONALLY OMITTED]

         2.3 LIEN PERFECTION; FURTHER ASSURANCES. Each Grantor shall execute such UCC-1 financing statements as are required by the UCC and such other instruments, assignments or documents as are necessary to perfect the Collateral Agent's Lien upon any of the Collateral and shall take such other action as may be required to perfect or to continue, confirm or, subject to the Intercreditor Agreement, enforce the perfection of the Collateral Agent's Lien upon the Collateral. Unless prohibited by applicable law, each Grantor hereby authorizes the Collateral Agent to execute and file any such financing statement, including, without limitation, financing statements that indicate the Collateral
(i) combined with the Class B Collateral, as all assets of such Grantor or words of similar effect or (ii) as being of the scope set forth in Section 2.1, on such Grantor's behalf. Each Grantor also hereby ratifies its authorization for the Collateral Agent to have filed in any jurisdiction any like financing statements or amendments thereto if filed prior to the date hereof. The parties agree that a carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement and may be filed in any appropriate office in lieu thereof. At the Collateral Agent's request, each Grantor shall also promptly execute or cause to be executed and shall deliver to the Collateral Agent any and all documents, instruments and agreements deemed necessary by the Collateral Agent, to give effect to or carry out the terms or intent of the Class A Security Documents. Notwithstanding any of the foregoing, the Collateral Agent shall not be obligated to execute or file any such financing statements, instruments, assignments or documents except to the extent directed in writing by a Class A Secured Party.

         2.4 [INTENTIONALLY OMITTED]

         2.5 RELEASE OF LIENS. Upon the occurrence of any sale or other disposition of Collateral permitted hereunder or under the Indenture, the

Collateral Agent agrees that it shall, at the expense of the Grantors, execute and deliver a release of its Lien on such Collateral and such other documents as the Grantors shall reasonably request to evidence such release.

         3. COLLATERAL ADMINISTRATION.

         3.1 GENERAL.

         (a) LOCATION OF COLLATERAL. All Collateral, other than Collateral in possession of the Collateral Agent, will at all times be kept by the Grantors at one or more of the business locations set forth in the Perfection Certificate, as updated from time to time in accordance with Section 3.2.

         (b) INSURANCE OF COLLATERAL.

                  (i) Each Grantor shall maintain and pay for insurance upon all Collateral wherever located and with respect to the business of such Grantor and each of their respective Subsidiaries, covering property, public liability, workers' compensation and such other risks in such amounts and with such insurance companies as are reasonably satisfactory to the Collateral Agent. Each Grantor shall deliver certified copies of such policies to the Collateral Agent as promptly as practicable, with satisfactory lender's loss payable endorsements, naming the Collateral Agent as a loss payee, assignee or additional insured, as appropriate, as its interest may appear, and showing only such other loss payees, assignees and additional insureds as are satisfactory to the Collateral Agent. Each policy of insurance or endorsement shall contain a clause requiring the insurer to give not less than 10 days' prior written notice to the Collateral Agent in the event of cancellation of the policy for nonpayment of premium and not less than 30 days' prior written notice to the Collateral Agent in the event of cancellation of the policy for any other reason whatsoever. Each Grantor agrees to deliver to the Collateral Agent, promptly as rendered, true copies of all reports made in any reporting forms to insurance companies.

                  (ii) Unless each Grantor provides the Collateral Agent with evidence of the insurance coverage required by this Agreement, the Collateral Agent may purchase insurance at such Grantor's expense to protect the Collateral Agent's interests in the Collateral. This insurance may, but need not, protect the interests of the Grantors. The coverage that the Collateral Agent purchases may not pay any claim that any Grantor or any Subsidiary of such Grantor makes or any claim that is made against such Grantor or any such Subsidiary in connection with said Collateral. The Grantors may later cancel any insurance purchased by the Collateral Agent, but only after providing the Collateral Agent with evidence that such Grantor and its respective Subsidiaries have obtained insurance as required by this Agreement. If the Collateral Agent purchases insurance, the Grantors will be responsible for the costs of that insurance, including interest and any other charges the Collateral Agent may impose in connection with the placement of insurance, until the effective date of the cancellation or expiration of the insurance. The costs of the insurance may be added to the Class A Obligations. The costs of the insurance may be more than the cost of insurance that the Grantors and their respective Subsidiaries may be able to obtain on their own.

         (c) PROTECTION OF COLLATERAL. Neither the Collateral Agent nor any Class A Secured Party shall be liable or responsible in any way for the safekeeping of any of the Collateral or for any loss or damage thereto (except for reasonable care in the custody thereof while any Collateral is in the Collateral Agent's or any Class A Secured Party's actual possession) or for any diminution in the value thereof, or for any act or default of any warehouseman, carrier, forwarding agency, or other person whomsoever, but the same shall be at each Grantor's sole risk. Subject to the terms and conditions of the Intercreditor Agreement, each Grantor shall, at its own cost and expense, take any and all actions necessary to defend title to the Collateral against all Persons and to defend the security interest of the Collateral Agent in the Collateral and the priority thereof against any Lien other than Permitted Liens.

         3.2 PERFECTION CERTIFICATE. Each year, at the time of delivery of the Officers' Certificate pursuant to Section 4.17 of the Indenture, the Company shall deliver to the Collateral Agent a certificate substantially in the form of Exhibit A, completed and supplemented with the schedules and attachments contemplated thereby, and duly executed by the Chief Financial Officer of the Company (the "PERFECTION CERTIFICATE"), (i) setting forth the information required pursuant to the Perfection Certificate or confirming that there has been no change in such information since the date hereof or the date of the most recent Perfection Certificate delivered pursuant to this Section 3.2 and (ii) certifying that all UCC financing statements (including fixture filings, as applicable) or other appropriate filings, recordings or registrations, including all refilings, rerecordings and reregistrations, containing a description of the Collateral have been filed of record in each governmental, municipal or other appropriate office in each jurisdiction identified pursuant to clause (i) of this Section 3.2 to the extent necessary to protect and perfect the security interest of the Collateral Agent in the Collateral and the priority thereof for a period of not less than 18 months after the date of such certificate (except as noted therein with respect to any continuation statements to be filed within such period).

         3.3 [INTENTIONALLY OMITTED]

         3.4 PAYMENT OF CHARGES. All amounts chargeable to the Grantors hereunder shall be Obligations secured by all of the Collateral, and shall be payable on demand and shall bear interest from the date such advance was made until paid in full at the rate applicable to Base Rate Loans from time to time.

         4. REPRESENTATIONS AND WARRANTIES. Each Grantor hereby represents and warrants that:

         4.1 POWER AND AUTHORITY. Each Grantor is duly authorized and empowered to enter into, execute, deliver and perform this Agreement and each of the other Class A Security Documents to which it is a party. The execution, delivery and performance of this Agreement and each of the other Class A Security Documents have been duly authorized by all necessary corporate or other relevant action and do not and will not (i) require any consent or approval of the shareholders of any Grantor; (ii) contravene any Grantor's charter, articles or certificate of incorporation, partnership agreement, certificate of formation, by-laws, limited liability agreement, operating agreement or other organizational documents (as the case may be); (iii) violate, or cause any Grantor to be in default under, any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award in effect having applicability to any Grantor, the violation of which could reasonably be expected to materially adversely affect the operation of the business of the Grantors, taken as a whole; (iv) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which any Grantor is a party or by which any of its assets may be bound or affected, the breach of or default under which could reasonably be expected to materially adversely affect the operation of the business of the Grantors, taken as a whole; or (v) result in, or require, the creation or imposition of any Lien (other than Permitted Liens) upon or with respect to any asset now owned or hereafter acquired by any Grantor.

         4.2 LEGALLY ENFORCEABLE AGREEMENT. This Agreement and each of the other Class A Security Documents to which it is a party is a legal, valid and binding obligation of each Grantor, enforceable against it in accordance with its respective terms subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws affecting creditor's rights generally, and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

         4.3 NAMES; ORGANIZATION. No Grantor has been known as or has used in the past five years any legal, fictitious or trade names except those listed on the Perfection Certificate. Except as set forth on the Perfection Certificate, in the past five years no Grantor has been the surviving entity of a merger or consolidation or has acquired all or substantially all of the assets of any Person. Each Grantor's state of incorporation or organization, type of organization and organizational I.D. number on the date hereof is set forth on the Perfection Certificate. The exact legal name of each Grantor on the date hereof is set forth on the Perfection Certificate.

         4.4 BUSINESS LOCATIONS; AGENT FOR PROCESS. Each Grantor's chief executive office, location of books and records and other places of business are as listed on the Perfection Certificate. During the preceding one-year period, no Grantor has had an office, place of business or agent for service of process, other than as listed on the Perfection Certificate. All tangible Collateral is and will at all times be kept by each Grantor in accordance with Section 3.1(a).

         4.5 TITLE TO PROPERTIES; PRIORITY OF LIENS. Each Grantor has good, indefeasible and marketable title to and fee simple ownership of, or valid and subsisting leasehold interests in, all of its real property, and good title to all of the Collateral and all of its other property, in each case, free and clear of all Liens except Permitted Liens. Subject to the terms and conditions of the Intercreditor Agreement, each Grantor has paid or discharged all lawful claims which, if unpaid, might become a Lien against any Grantors' property that is not a Permitted Lien. The Liens granted to the Collateral Agent hereunder are first priority Liens, subject only to Permitted Liens.

         5. COVENANTS. For so long as there are any Class A Obligations outstanding (and not defeased), each Grantor shall comply with the covenants contained in Article 4 of the Indenture to the extent the Issuer has agreed therein to cause the Grantor so to act.

         6. REMEDIES. Subject to the terms and conditions of the Intercreditor Agreement, upon the occurrence and during the continuance of an Event of Default, the Collateral Agent shall have and may exercise from time to time the following other rights and remedies:

         6.1 All of the rights and remedies of a secured party under the UCC or under other applicable law, and all other legal and equitable rights to which the Collateral Agent or the Class A Secured Parties may be entitled, all of which rights and remedies shall be cumulative and shall be in addition to any other rights or remedies contained in this Agreement or any of the other Class A Security Documents, and none of which shall be exclusive.

         6.2 The right to take immediate possession of the Collateral, and to
(i) require each Grantor and each of its Subsidiaries to assemble the Collateral, at such Grantor's expense, and make it available to the Collateral Agent at a place designated by the Collateral Agent which is reasonably convenient to both parties, and (ii) enter any premises where any of the Collateral shall be located and to keep and store the Collateral on said premises until sold (and if said premises be the property of any Grantor or any Subsidiary of any Grantor, such Grantor agrees not to charge, or permit any of its Subsidiaries to charge, the Collateral Agent for storage thereof).

         6.3 The right to sell or otherwise dispose of all or any Collateral in its then condition, or after any further manufacturing or processing thereof, at public or private sale or sales, with such notice as may be required by law, in lots or in bulk, for cash or on credit, all as the Collateral Agent, in its sole discretion, may deem advisable. The Collateral Agent may, at the Collateral Agent's option, disclaim any and all warranties regarding the Collateral in connection with any such sale. The Grantors agree that 10 days' written notice to the Grantors of any public or private sale or other disposition of Collateral shall be reasonable notice thereof, and such sale shall be at such locations as the Collateral Agent may designate in said notice. The Collateral Agent shall have the right to conduct such sales on any Grantor's or any of its Subsidiaries' premises, without charge therefor, and such sales may be adjourned from time to time in accordance with applicable law. The Collateral Agent shall have the right to sell, lease or otherwise dispose of the Collateral, or any part thereof, for cash, credit or any combination thereof, and the Collateral Agent, on behalf of the Class A Secured Parties, may purchase all or any part of the Collateral at public or, if permitted by law, private sale and, in lieu of actual payment of such purchase price, may set off the amount of such price against the Obligations. If any deficiency shall arise, each Grantor shall remain jointly and severally liable to the Collateral Agent and the Class A Secured Parties therefor.

         6.4 The Collateral Agent is hereby granted a license or other right to use, without charge, each Grantor's and each of its Subsidiaries' labels, patents, copyrights, licenses, rights of use of any name, trade secrets, tradenames, trademarks and advertising matter, or any property of a similar nature, as it pertains to the Collateral, in completing, advertising for sale and selling any Collateral and each Grantor's and each of its Subsidiaries' rights under all licenses and all franchise agreements shall inure to the Collateral Agent's benefit.

         7. APPLICATION OF PROCEEDS. All proceeds of Collateral received following either (i) acceleration of the Obligations, including, without limitation, any automatic acceleration pursuant to Section 6.02 of the Indenture or (ii) any exercise of rights and remedies hereunder shall be allocated as provided in Section 5.02(a) of the Collateral Agency Agreement.

         8. POWER OF ATTORNEY. Each Grantor hereby irrevocably designates, makes, constitutes and appoints the Collateral Agent (and all Persons designated by the Collateral Agent) as its true and lawful attorney (and agent-in-fact), solely with respect to the matters set forth in this Section 8, and the Collateral Agent, or the Collateral Agent's agent, may, without notice to such Grantor and in such Grantor's or the Collateral Agent's name, but at the cost and expense of the Grantors:

         8.1 At such time or times as the Collateral Agent or said agent, in its sole discretion, may determine, endorse such Grantor's name on any checks, notes, acceptances, drafts, money orders or any other evidence of payment or proceeds of the Collateral which come into the possession of the Collateral Agent or under the Collateral Agent's control; and

         8.2 At such time or times upon or after the occurrence and during the continuance of an Event of Default, as the Collateral Agent or its agent in its sole discretion may determine: (i) take control, in any manner, of any item of payment or proceeds relating to any Collateral; (ii) receive, open and dispose of all mail addressed to such Grantor and notify postal authorities to change the address for delivery thereof to such address as the Collateral Agent may designate; (iii) endorse the name of such Grantor upon any of the items of payment or proceeds relating to any Collateral and deposit the same in the Class A General Account; (iv) endorse the name of such Grantor upon any chattel paper, document, instrument, invoice, freight bill, bill of lading or similar document or agreement relating to any Collateral; (v) use the information recorded on or contained in any data processing equipment and computer hardware and Software relating to any Collateral; (vi) make and adjust claims under policies of insurance; and (vii) do all other acts and things necessary, in the Collateral Agent's determination, to fulfill such Grantor's obligations under this Agreement. The power of attorney granted hereby shall constitute a power coupled with an interest and shall be irrevocable.

         9. NOTICES. Except as otherwise provided in the Indenture, all notices, requests and demands to or upon a party hereto, to be effective, shall be in writing, return receipt requested, by personal delivery against receipt, by overnight courier or by facsimile and, unless otherwise expressly provided herein, shall be deemed to have been validly served, given, delivered or received immediately when delivered against receipt, one Business Day after deposit with an overnight courier or, in the case of facsimile notice, when sent, addressed as follows:

         If to the Collateral Agent:      Wilmington Trust Company
                                          Rodney Square North,
                                          1100 North Market Street
                                          Wilmington, Delaware 19890
                                          Attention:  Corporate Capital Markets
                                          Facsimile No.:  (302) 636-4145




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

         With a copy to:                  Stroock & Stroock & Lavan LLP
                                          180 Maiden Lane
                                          New York, New York 10038
                                          Attention: Sahra Dalfen
                                          Facsimile No.:  212-806-7161

         If to any Grantor:               Jacuzzi Brands, Inc.
                                          Phillips Tower - West Tower
                                          777 South Flagler Drive
                                          Suite 1108
                                          West Palm Beach, FL 33401
                                          Attention:  Chief Financial Officer
                                          Facsimile No.:  561-514-3846

         With copies to                   Davis Polk & Wardwell
                                          450 Lexington Avenue
                                          New York, NY 10017
                                          Attention:  Tiziana M. Tabucchi
                                          Facsimile No.:  212-450-4800

or to such other address as each party may designate for itself by notice given in accordance with this Section 9 or the Indenture.

         10. SEVERABILITY. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

         11. AMENDMENTS. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by each Grantor and the Collateral Agent and in accordance with (i) Section 4.15 of the Indenture and (ii) Article VIII of the Collateral Agency Agreement.

         12. REMEDIES CUMULATIVE. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

         13. SECTION HEADINGS. The Section and subsection headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

         14. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of each Grantor, the Collateral Agent and each other Class A Secured Party.

         15. EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts,


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

each of which when so executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument.

         16. TIME OF ESSENCE. Time is of the essence of this Agreement.

         17. INTERPRETATION No provision of this Agreement shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party having or being deemed to have structured or dictated such provision.

         18. GOVERNING LAW. THIS AGREEMENT HAS BEEN NEGOTIATED, EXECUTED AND DELIVERED IN AND SHALL BE DEEMED TO HAVE BEEN MADE IN NEW YORK, NEW YORK. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK; PROVIDED, HOWEVER, THAT IF ANY OF THE COLLATERAL SHALL BE LOCATED IN ANY JURISDICTION OTHER THAN NEW YORK, THE LAWS OF SUCH JURISDICTION SHALL GOVERN THE METHOD, MANNER AND PROCEDURE FOR FORECLOSURE OF THE COLLATERAL AGENT'S LIEN UPON SUCH COLLATERAL AND THE ENFORCEMENT OF THE COLLATERAL AGENT'S REMEDIES IN RESPECT OF SUCH COLLATERAL TO THE EXTENT THAT THE LAWS OF SUCH JURISDICTION ARE DIFFERENT FROM OR INCONSISTENT WITH THE LAWS OF NEW YORK. AS PART OF THE CONSIDERATION FOR NEW VALUE RECEIVED, AND REGARDLESS OF ANY PRESENT OR FUTURE DOMICILE OR PRINCIPAL PLACE OF BUSINESS OF THE GRANTORS, THE COLLATERAL AGENT OR ANY OTHER CLASS A SECURED PARTY, EACH GRANTOR HEREBY CONSENTS AND AGREES THAT THE SUPREME COURT OF NEW YORK COUNTY, NEW YORK, OR, AT THE COLLATERAL AGENT'S OPTION, THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THE GRANTORS, ON THE ONE HAND, AND THE COLLATERAL AGENT OR ANY OTHER CLASS A SECURED PARTY, ON THE OTHER HAND, PERTAINING TO THIS AGREEMENT OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS AGREEMENT. EACH GRANTOR EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH GRANTOR HEREBY WAIVES ANY OBJECTION WHICH SUCH GRANTOR MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. EACH GRANTOR HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINT AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH GRANTOR AT THE ADDRESS SET FORTH IN THIS AGREEMENT AND THAT

SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT THEREOF OR 3 BUSINESS DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID. NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO AFFECT THE RIGHT OF THE COLLATERAL AGENT OR ANY OTHER CLASS A SECURED PARTY TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW, OR TO PRECLUDE THE ENFORCEMENT BY THE COLLATERAL AGENT OR ANY OTHER CLASS A SECURED PARTY OF ANY JUDGMENT OR ORDER OBTAINED IN SUCH FORUM OR THE TAKING OF ANY ACTION UNDER THIS AGREEMENT TO ENFORCE SAME IN ANY OTHER APPROPRIATE FORUM OR JURISDICTION.

         19. WAIVERS BY GRANTORS. EACH GRANTOR WAIVES (i) THE RIGHT TO TRIAL BY JURY (WHICH THE COLLATERAL AGENT AND ANY OTHER CLASS A SECURED PARTY ALSO WAIVES) IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATED TO ANY OF THE CLASS A SECURITY DOCUMENTS, THE CLASS A OBLIGATIONS OR THE COLLATERAL; (ii) PRESENTMENT, DEMAND AND PROTEST AND NOTICE OF PRESENTMENT, PROTEST, DEFAULT, NON-PAYMENT, MATURITY, RELEASE, COMPROMISE, SETTLEMENT, EXTENSION OR RENEWAL OF ANY OR ALL COMMERCIAL PAPER, ACCOUNTS, CONTRACT RIGHTS, DOCUMENTS, INSTRUMENTS, CHATTEL PAPER AND GUARANTIES AT ANY TIME HELD BY THE COLLATERAL AGENT OR ANY OTHER CLASS A SECURED PARTY ON WHICH SUCH GRANTOR MAY IN ANY WAY BE LIABLE AND HEREBY RATIFIES AND CONFIRMS WHATEVER THE COLLATERAL AGENT OR ANY OTHER CLASS A SECURED PARTY MAY DO IN THIS REGARD;
(iii) NOTICE PRIOR TO THE COLLATERAL AGENT'S TAKING POSSESSION OR CONTROL OF THE COLLATERAL OR ANY BOND OR SECURITY WHICH MIGHT BE REQUIRED BY ANY COURT PRIOR TO ALLOWING THE COLLATERAL AGENT TO EXERCISE ANY OF THE COLLATERAL AGENT'S REMEDIES; (iv) THE BENEFIT OF ALL VALUATION, APPRAISEMENT AND EXEMPTION LAWS;
(v) NOTICE OF ACCEPTANCE HEREOF AND (vi) EXCEPT AS PROHIBITED BY LAW, ANY RIGHT TO CLAIM OR RECOVER ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. EACH GRANTOR ACKNOWLEDGES THAT THE FOREGOING WAIVERS ARE A MATERIAL INDUCEMENT TO THE COLLATERAL AGENT'S ENTERING INTO THIS AGREEMENT AND THAT THE COLLATERAL AGENT AND EACH OTHER CLASS A SECURED PARTY IS RELYING UPON THE FOREGOING WAIVERS IN ITS FUTURE DEALINGS WITH EACH GRANTOR. EACH GRANTOR WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THE FOREGOING WAIVERS WITH ITS LEGAL COUNSEL AND HAS KNOWINGLY AND VOLUNTARILY WAIVED ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

         20. OBLIGATIONS JOINT AND SEVERAL. All obligations and liabilities of the Grantors hereunder are joint and several.

                  IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed and delivered as of the date first above written.


                          JACUZZI BRANDS, INC.,

                          by /s/ Alan Schutzman
                            ---------------------------------------------------
                            Name: Alan Schutzman
                            Title: Vice President


                          Each Subsidiary listed on Schedule I hereto,


                          by /s/ Alan Schutzman
                            ---------------------------------------------------
                            Name: Alan Schutzman
                            Title: Assistant Secretary



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



                          WILMINGTON TRUST COMPANY, not in its individual
                              capacity but solely as Collateral Agent,



                          by /s/ David A. Vanaskey, Jr.
                            ---------------------------------------------------
                            Name: David A. Vanaskey, Jr.
                            Title: Vice President




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

                                   Schedule I

                               Subsidiary Parties

Asteria Company (f/k/a Elite Bath Company)
Bathcraft, Inc.
Baylis Brothers Inc.
Bruckner Manufacturing Corp. (f/k/a Farberware Inc.)
Carlsbad Corp. (f/k/a Odyssey Sports, Inc.)
Compax Corp.
Eljer Industries, Inc.
Eljer Plumbingware, Inc.
Environmental Energy Company
Gary Concrete Products, Inc.
Gatsby Spas, Inc.
HL Capital Corp.
Jacuzzi Inc.
Jacuzzi Whirlpool Bath, Inc.
Jusi Holdings, Inc.
KLI, Inc. (f/k/a Keller Ladders, Inc.)
Krikles Canada U.S.A., Inc. (f/k/a Selkirk Canada U.S.A., Inc.)
Krikles Europe U.S.A., Inc. (f/k/a Selkirk Europe U.S.A., Inc.)
Krikles, Inc. (f/k/a Selkirk, Inc.)
Lokelani Development Corporation
Luxor Industries Inc.
Maili Kai Land Development Corporation
Mobilite, Inc.
Nissen Universal Holdings Inc.
Outdoor Products LLC
PH Property Development Company
PLC Realty Inc. (f/k/a Prescolite Lite Controls, Inc.)
Redmont, Inc.
Rexair, Inc.
Rexair Holdings, Inc.
Sanitary - Dash Manufacturing Co., Inc.
SH 1 Inc.
Strategic Capital Management, Inc.
Strategic Membership Company
Streamwood Corporation (f/k/a Quantum Performance Films, Inc.)
Sundance Spas, Inc.
TA Liquidation Corp. (f/k/a Tommy Armour Golf Company)
Trimfoot Co.
TT Liquidation Corp.
UGE Liquidation Inc. (f/k/a W.K. 25, Inc.)
USI American Holdings, Inc.
USI Atlantic Corp.

USI Capital, Inc.
USI Funding, Inc.
USI Global Corp.
USI Properties, Inc.
USI Realty Corp.
Zurn (Cayman Islands), Inc.
Zurn Constructors, Inc. (f/k/a Advanco Constructors, Inc.)
Zurn EPC Services, Inc. (f/k/a National Energy Production Corporation) Zurn Industries, Inc.,
Zurn Pex, Inc.
Zurnacq of California, Inc.
Zurco, Inc.

                                                                       EXHIBIT A

                         FORM OF PERFECTION CERTIFICATE



                  Reference is made to the Indenture dated as of July 15, 2003 (as amended, supplemented or otherwise modified from time to time, the "INDENTURE"), among Jacuzzi Brands, Inc. (the "COMPANY"), the Subsidiary Guarantors identified therein and Wilmington Trust Company (the "TRUSTEE"). Capitalized terms used but not defined herein have the meanings assigned in the Indenture or the Collateral Agreements referred to therein, as applicable.]

                  The undersigned, a Financial Officer of the Company, hereby certifies to the Collateral Agent and each other Secured Party as follows:


                  SECTION 1. NAMES. (a) Set forth in Schedule 1(a) hereto is (i) the exact legal name of each Grantor, as such name appears in its document of formation, (ii) each other legal name each Grantor has had in the past five years, (iii) the date of the relevant change and (iv) the organizational identification number, if any, issued by the jurisdiction of formation of each Grantor that is a registered organization.

                  (b) Except as set forth in Schedule 1(b) hereto, no Grantor has changed its identity or corporate structure in any way within the past five years. Changes in identity or corporate structure would include mergers and consolidations, as well as any change in the form, nature or jurisdiction of corporate organization. If any such change has occurred, include in Schedule 1 the information required by Sections 1 and 2 of this certificate as to each acquiree or constituent party to a merger or consolidation.

                  (c) Set forth in Schedule 1(c) hereto is a list of all other names (including trade names or similar appellations) used by each Grantor or any of its divisions or other business units in connection with the conduct of its business or the ownership of its properties at any time during the past five years.


                  SECTION 2. LOCATIONS. (a) Set forth in Schedule 2(a) hereto opposite the name of each Grantor that is a registered organization is the jurisdiction of formation of such Grantor.

                  (b) Set forth in Schedule 2(b) hereto opposite the name of each Grantor is the address and county of the chief executive office of such Grantor.

                  (c) Set forth in Schedule 2(c) hereto opposite the name of each Grantor is the address and county of all locations where such Grantor maintains any books or records relating to any Accounts Receivable and/or General Intangibles (with each location at which chattel paper, if any, is kept being indicated by an "*").



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


                  (d) Set forth in Schedule 2(d) hereto opposite the name of each Grantor is the address and county of all locations where such Grantor maintains any Inventory, Equipment and/or other Collateral not identified above.

                  (e) Set forth in Schedule 2(e) hereto opposite the name of each Grantor is the address and county of all the places of business of such Grantor not identified in paragraph (a), (b), (c) or (d) above.

                  (f) Set forth in Schedule 2(f) hereto opposite the name of each Grantor are the names and addresses of all Persons other than such Grantor that have possession of any of the Collateral of such Grantor.

                  SECTION 3. UNUSUAL TRANSACTIONS. All Accounts have been originated by the Grantors and all Inventory has been acquired by the Grantors in the ordinary course of business. other than Inventory having a fair market value not exceeding $500,000 in the aggregate.

                  SECTION 4. UCC FILINGS. UCC financing statements in substantially the form of Schedule 4 hereto have been prepared for filing in the UCC filing office and, in the case of fixture filings, the applicable County recorder's office, in each jurisdiction identified with respect to such Grantor in Section 2 and Section 10, as applicable, hereof.

                  SECTION 5. STOCK OWNERSHIP AND OTHER EQUITY INTERESTS. Attached hereto as Schedule 5 is a true and correct list of all the Equity Interests of the Company and each Grantor and the record and beneficial owners of such Equity Interests. Also set forth on Schedule 5 is each equity investment of the Company and each Grantor that represents 50% or less of the equity of the entity in which such investment was made.

                  SECTION 6. DEBT INSTRUMENTS. Attached hereto as Schedule 6 is a true and correct list of all instruments, including any promissory notes, and other evidence of indebtedness held by the Company and each Grantor that are required to be pledged under the Class B Collateral Agreement, including all intercompany notes between the Company and any Grantor or between any Grantor and any other Grantor.

                  SECTION 7. ADVANCES. Attached hereto as Schedule 7 is (a) a true and correct list of all advances made by the Company to any Grantor or made by any Grantor or to any other Grantor (other than those identified on Schedule
7), which advances will be on and after the date hereof evidenced by one or more intercompany notes pledged to the Collateral Agent under the Class B Collateral Agreement and (b) a true and correct list of all unpaid intercompany transfers of goods sold and delivered by or to the Company or any Grantor.

                  SECTION 8. MORTGAGE FILINGS. Attached hereto as Schedule 8 is a true and correct list, with respect to each Mortgaged Property, of (a) the exact name of the Person that owns such property as such name appears in its certificate of incorporation or other organizational document, (b) if different from the name identified pursuant to clause (a), the exact name of the current record owner of such property reflected in the records of the filing office for such property identified pursuant to the following clause and (c) the filing office in which a Mortgage with respect to such property must be filed or recorded in order for the Collateral Agent to obtain a perfected security interest therein.

                  SECTION 9. INTELLECTUAL PROPERTY. Attached hereto as Schedule 9(A) in proper form for filing with the United States Patent and Trademark Office is a is a true and correct list of each Grantor's Patents, Patent Licenses, Trademarks and Trademark Licenses, including the name of the registered owner, registration number and expiration date of each Patent, Patent License, Trademark and Trademark License owned by any Grantor. Attached hereto as Schedule 9(B) in proper form for filing with the United States Copyright Office is a true and correct list of each Grantor's Copyrights and Copyright Licenses, including the name of the registered owner, registration number and expiration date of each Copyright or Copyright License owned by any Grantor.

                  SECTION 10. COMMERCIAL TORT CLAIMS. Attached hereto as
Schedule 10 is a true and correct list of commercial tort claims in excess of $500,000 held by any Grantor, including a brief description thereof.

                  SECTION 11. DEPOSIT ACCOUNTS. Attached hereto as Schedule 11 is a true and correct list of deposit accounts maintained by each Grantor, including the name and address of the depositary institution, the type of account, and the account number.

                  IN WITNESS WHEREOF, the undersigned have duly executed this certificate on this [__] day of [__].



                                      JACUZZI BRANDS, INC.,

                                           by
                                               --------------------------
                                               Name:
                                               Title: Chief Financial Officer






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